LITMAN GREGORY FUNDS TRUST

(the “Trust”)

iMGP Berkshire Dividend Growth ETF (the “Fund”)

Supplement dated December 31, 2025 to the Summary Prospectus of the Litman Gregory Funds Trust, dated

April 29, 2025

Notice to Existing and Prospective Shareholders:

Effective December 31, 2025, Jack Chee and Kiko Vallarta are no longer Portfolio Managers of the iMGP Berkshire Dividend Growth ETF. All references to Mr. Chee and Mr. Vallarta with respect to the Fund are hereby removed from the Summary Prospectus. The Fund continues to be managed by iM Global Partner Fund Management, LLC and sub-advised by Berkshire Asset Management, LLC (“Berkshire”). Kenneth Krogulski, CFA, Gerard Mihalick, CFA and Michael Weaver, CFA of Berkshire will continue to serve as portfolio managers of the Fund.

Please keep this Supplement with your Summary Prospectus.